SENTINEL GROUP FUNDS, INC.
                           __________________________

                             ARTICLES SUPPLEMENTARY

SENTINEL GROUP FUNDS, INC., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940 ("Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland ("SDAT") that:

FIRST: Under a power contained in Article FIFTH of the charter ("Charter") of the Corporation, and pursuant to Sections 2-105(c), 2-208 and 2-208.1 of the Maryland General Corporation Law ("MGCL"), the Board of Directors of the Corporation ("Board of Directors"), by resolutions duly adopted at a meeting duly convened and held on June 7, 2007, increased the aggregate number of shares of stock of the Corporation from 2,350,000,000 shares of Common Stock, par value $.01 per share ("Common Stock"), to 2,550,000,000 shares of Common Stock and classified and designated such additional authorized shares of Common Stock as follows:

     1. 40,000,000 of the authorized but unissued shares of Common Stock are classified and designated as Class I shares of Sentinel Balanced Fund, par value $0.01 per share with the preferences, designations, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of shares of Common Stock as set forth in the Charter.

     2. 40,000,000 authorized but unissued shares of common stock are classified and designated as Class I shares of Sentinel Capital Growth Fund, par value $0.01 per share with the preferences, designations, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of Common Stock as set forth in the Charter.

     3. 40,000,000 authorized but unissued shares of common stock are classified and designated as Class I shares of Sentinel Growth Leaders Fund, par value $0.01 per share with the preferences, designations, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of Common Stock as set forth in the Charter.

     4. 40,000,000 authorized but unissued shares of common stock are classified and designated as Class I shares of Sentinel International Equity Fund, par value $0.01 per share with the preferences, designations, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of Common Stock as set forth in the Charter.

     5. 40,000,000 authorized but unissued shares of common stock are classified and designated as Class I shares of Sentinel Mid Cap Growth Fund, par value $0.01 per share with the preferences, designations, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of Common Stock as set forth in the Charter.

SECOND: Immediately before these Articles Supplementary are accepted for record by the SDAT, the total number of number of authorized shares of Common Stock is 2,350,000,000, of which 135,000,000 are shares of Common Stock without further classification or designation and 2,215,000,000 are shares of Common Stock classified and designated as follows:

Class A                                           Number of Shares Allocated
_______                                           __________________________

Sentinel Balanced Fund                                    40,000,000
Sentinel Capital Growth Fund                              40,000,000
Sentinel Common Stock Fund                                75,000,000
Sentinel Conservative Allocation Fund                     20,000,000
Sentinel Georgia Municipal Bond Fund                      40,000,000
Sentinel Government Securities Fund                       90,000,000
Sentinel Growth Leaders Fund                              20,000,000
Sentinel High Yield Bond Fund                             30,000,000
Sentinel International Equity Fund                        15,000,000
Sentinel Mid Cap Growth Fund                              45,000,000
Sentinel Mid Cap Value Fund                               40,000,000
Sentinel Short Maturity Government Fund                   70,000,000
Sentinel Small Company Fund                              160,000,000
Sentinel U.S. Treasury Money Market Fund                 750,000,000

Class B                                           Number of Shares Allocated
_______                                           __________________________

Sentinel Balanced Fund                                    20,000,000
Sentinel Common Stock Fund                                20,000,000
Sentinel Conservative Allocation Fund                     10,000,000
Sentinel High Yield Bond Fund                             20,000,000
Sentinel International Equity Fund                        20,000,000
Sentinel Mid Cap Growth Fund                              20,000,000
Sentinel Small Company Fund                               40,000,000
Sentinel U.S. Treasury Money Market Fund                 100,000,000

Class C                                           Number of Shares Allocated
_______                                           __________________________

Sentinel Balanced Fund                                    10,000,000
Sentinel Capital Growth Fund                              40,000,000
Sentinel Common Stock Fund                                10,000,000
Sentinel Conservative Allocation Fund                     10,000,000
Sentinel Government Securities Fund                       20,000,000

Sentinel Growth Leaders Fund                              20,000,000
Sentinel High Yield Bond Fund                             10,000,000
Sentinel International Equity Fund                        10,000,000
Sentinel Mid Cap Growth Fund                              30,000,000
Sentinel Mid Cap Value Fund                               40,000,000
Sentinel Short Maturity Government Fund                   20,000,000
Sentinel Small Company Fund                               40,000,000

Class D                                           Number of Shares Allocated
_______                                           __________________________

Sentinel Balanced Fund                                    20,000,000

Class I                                           Number of Shares Allocated
_______                                           __________________________

Sentinel Common Stock Fund                                40,000,000
Sentinel Georgia Municipal Bond Fund                      40,000,000
Sentinel Government Securities Fund                       40,000,000
Sentinel Mid Cap Value Fund                               40,000,000
Sentinel Small Company Fund                               40,000,000

Class S                                           Number of Shares Allocated
_______                                           __________________________

Sentinel Short Maturity Government Fund                   50,000,000

THIRD: Immediately after these Articles Supplementary are accepted for record by the SDAT, the total number of number of authorized shares of Common Stock is 2,550,000,000, of which 175,000,000 are shares of Common Stock without further classification or designation and 2,375,000,000 are shares of Common Stock classified and designated as follows:

Class A                                           Number of Shares Allocated
_______                                           __________________________

Sentinel Balanced Fund                                    40,000,000
Sentinel Capital Growth Fund                              40,000,000
Sentinel Common Stock Fund                                75,000,000
Sentinel Conservative Allocation Fund                     20,000,000
Sentinel Georgia Municipal Bond Fund                      40,000,000
Sentinel Government Securities Fund                       90,000,000
Sentinel Growth Leaders Fund                              20,000,000
Sentinel High Yield Bond Fund                             30,000,000
Sentinel International Equity Fund                        15,000,000
Sentinel Mid Cap Growth Fund                              45,000,000
Sentinel Mid Cap Value Fund                               40,000,000
Sentinel Short Maturity Government Fund                   70,000,000
Sentinel Small Company Fund                              160,000,000
Sentinel U.S. Treasury Money Market Fund                 750,000,000

Class B                                           Number of Shares Allocated
_______                                           __________________________

Sentinel Balanced Fund                                    20,000,000
Sentinel Common Stock Fund                                20,000,000
Sentinel Conservative Allocation Fund                     10,000,000
Sentinel High Yield Bond Fund                             20,000,000
Sentinel International Equity Fund                        20,000,000
Sentinel Mid Cap Growth Fund                              20,000,000
Sentinel Small Company Fund                               40,000,000
Sentinel U.S. Treasury Money Market Fund                 100,000,000

Class C                                           Number of Shares Allocated
_______                                           __________________________

Sentinel Balanced Fund                                    10,000,000
Sentinel Capital Growth Fund                              40,000,000
Sentinel Common Stock Fund                                10,000,000
Sentinel Conservative Allocation Fund                     10,000,000
Sentinel Government Securities Fund                       20,000,000
Sentinel Growth Leaders Fund                              20,000,000
Sentinel High Yield Bond Fund                             10,000,000
Sentinel International Equity Fund                        10,000,000
Sentinel Mid Cap Growth Fund                              30,000,000
Sentinel Mid Cap Value Fund                               40,000,000
Sentinel Short Maturity Government Fund                   20,000,000
Sentinel Small Company Fund                               40,000,000

Class D                                           Number of Shares Allocated
_______                                           __________________________

Sentinel Balanced Fund                                    20,000,000

Class I                                           Number of Shares Allocated
_______                                           __________________________

Sentinel Balanced Fund                                    40,000,000
Sentinel Capital Growth Fund                              40,000,000
Sentinel Common Stock Fund                                40,000,000
Sentinel Georgia Municipal Bond Fund                      40,000,000
Sentinel Government Securities Fund                       40,000,000
Sentinel Growth Leaders Fund                              40,000,000
Sentinel International Equity Fund                        40,000,000
Sentinel Mid Cap Growth Fund                              40,000,000
Sentinel Mid Cap Value Fund                               40,000,000
Sentinel Small Company Fund                               40,000,000

Class S                                           Number of Shares Allocated
_______                                           __________________________

Sentinel Short Maturity Government Fund                   50,000,000

FOURTH: The undersigned Vice President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Vice President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its Vice President and attested by its Secretary as of the 18th day of June, 2007.

ATTEST:                                   SENTINEL GROUP FUNDS, INC.


By /S/ Kerry A.Jung                       By /S/ Thomas P. Malone
   ________________                          ____________________

   Kerry A. Jung                             Thomas P. Malone
   Secretary                                 Vice President